Notes and Debenture Payable	12 Months Ended
Dec. 31, 2012
Notes and Debenture Payable

NOTE 16—NOTES AND DEBENTURE PAYABLE

A summary of the principal balances of notes payable included in the consolidated balance sheet as of December 31, 2012 and 2011 is as follows (in thousands):

	Total Notes Payable
	December 31, 2012	December 31, 2011
Cedar Lane	$—	$19,104
White Oak, Inc.	—	173

Total	—	19,277

Cedar Lane

On December 2, 2009, Imperial PFC Financing II, LLC was formed to enter into a financing agreement with Cedar Lane Capital, LLC, so that Imperial PFC Financing II, LLC could purchase Imperial Premium Finance notes for cash or a participation interest in the notes. The financing agreement was for a minimum of $5 million to a maximum of $250 million. The agreement was for a term of 28 months from the time of borrowing and the borrowings bore an annual interest rate of 14%, 15% or 16%, depending on the class of lender and were compounded monthly. All of the assets of Imperial PFC Financing II, LLC served as collateral under this credit facility. The Company was subject to several restrictive covenants under the facility. The restrictive covenants included items such as restrictions on the ability to pay dividends or incur additional indebtedness by Imperial PFC Financing II, LLC. The Company believes it was in compliance at December 31, 2012. The outstanding principal at December 31, 2012 and 2011 was approximately zero and $19.1 million, respectively, and accrued interest was approximately zero and $5.4 million, respectively. The Company was required to retain 2% of the principal amount of each loan made to the borrower, for purposes of indemnifying the facility for any breaches of representations, warranties or covenants of the borrower, as well as to fund collection efforts, if required. All remaining amounts under this facility were repaid during the year and December 31, 2012. Our lender protection insurer ceased providing us with lender protection insurance under this credit facility on December 31, 2010.

White Oak, Inc.

On February 5, 2009, Imperial Life Financing II, LLC, was formed to enter into a loan agreement with White Oak Global Advisors, LLC, so that Imperial Life Financing II, LLC could purchase Imperial Premium Finance notes in exchange for cash or a participation interest in the notes.

In September 2009, the Imperial Life Financing II, LLC loan agreement was amended to increase the commitment by $12 million to a total commitment of $27 million. All of the assets of Imperial Life Financing II, LLC served as collateral under this facility. The notes were payable 6-26 months from issuance and the facility matured on March 11, 2012. The outstanding principal at December 31, 2012 and 2011, was zero and $172,000, respectively, and accrued interest was zero and $104,000, respectively. After December 31, 2010, we ceased originating premium finance loans with lender protection insurance. All remaining amounts under this facility were repaid during the year ended December 31, 2012.